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                                                                    EXHIBIT 2.9

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

We consent to the use in Form 8K/A of our report dated July 27, 2000, relating to the financial statements of Jamita, Inc.

Barnes Dennig & Company, Ltd.
Cincinnati, OH

October 12, 2000